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                                                            Exhibit 10.2


                        LEASE - SHOPPING CENTER FORM

        THIS LEASE, made and entered into this 31st day of August , 1993 by and between PLAZA INTERNATIONAL
                                and
SOL S. ZIDE

                                                , hereinafter respectively
referred to as Landlord and Tenant, without regard to number or gender,

                                WITNESSETH:

        1. USE. The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, for the purpose of conducting therein a restaurant delicatessen


                                                , those certain premises with
appurtenances described as hereinafter set forth,

        2. PREMISES: The premises leased to Tenant, together with appurtenances, are hereinafter referred to as the "demised premises" and are situated in the City of Los Angeles, County of Los Angeles, State of California, and are the premises [This is struck out text] commonly known and designated as 21857 and 21845 Ventura Bl. Woodland Hills, Ca. in the WARNER PLAZA [This is struck out text]

        3. TERM. The Term of this Lease shall be for a period of fifteen (15) years. The term of this Lease, and Tenant's obligation to pay rent, shall commence on [This is struck out text] August 1, 1993. [This is struck out text]

        4.  RENTAL.

        A. Guaranteed Minimum Monthly Rental. Tenant shall pay to Landlord as minimum monthly rental for the demised premises the sum of twenty six thousand ($26,000) Dollars per month, which sum shall be paid in advance on the first day of each calendar month throughout the term of this Lease. Said rental shall commence upon the commencement of the term of this Lease as set forth in Article Three hereof with proration of rentals for any partial calendar month of the term hereof. All rental to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand, and at such place or places as may be designated from time to time by Landlord.

The Minimum Monthly Rental as set forth in 4(A) above shall be increased (but not decreased) for each year of the term of this lease following the first year, if the Consumer Price Index for Urban Consumers Los Angeles-Long Beach-Anaheim (Index) as published by the U.S. Department of Labor's Bureau of
Labor Statistics, increases over the base period Index.   The base period Index
shall be the Index for the calender month which is two months prior to the month in which rentals commence. The base period Index shall be compared with the Index for the same calender month for each subsequent year (comparison month). If the Index for any comparison month is higher than the base period Index, then the Minimum Monthly Rental for the next year shall be increased by the identical percentage commencing with the next rental commencement month.

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     B.  Percentage Rental

          (i) In addition to the minimum guaranteed monthly rental hereinabove agreed to be paid by Tenant, Tenant shall and will pay to Landlord at the time and in the manner herein specified an additional rental in an amount equal to 6 and 1/2% of the amount of Tenant's gross sales made in, upon or from the demised premises during each lease year of the term hereof, less the aggregate amount of the minimum guaranteed monthly rental previously paid by Tenant for said lease year.

          (ii) Within ten (10) days after the end of each calendar month of the term hereof, commencing with the 10th day of the month following the commencement of rentals (as hereinabove provided and ending with the 10th day of the month next succeeding in the last month of the lease term, Tenant shall furnish to Landlord a statement in writing, certified by Tenant to be correct, showing the total gross sales made in, upon, or from the demised premises during the preceding calendar month, and shall accompany each such statement with a payment to Landlord equal to six & 1/2% of the total monthly gross sales made in, upon, or from the demised premises during each calendar month less the minimum guaranteed rent for each such calendar month, if previously paid. Within twenty (20) days after the end of each lease year of the term hereof, Tenant shall furnish to Landlord a statement in writing, certified by Tenant to be correct, showing the total gross sales by month made in, upon, or from the demised premises during the preceding lease year, at which time an adjustment shall be made between Landlord and Tenant to the end that the total percentage rent paid for each such lease year shall be a sum equal to six & 1/2% of the total gross sales made in, upon, or from the demised premises during each lease year of the term hereof, less the minimum guaranteed rent for each such lease year, if previously paid, so that the percentage rent, although payable monthly shall be computed and adjusted on an annual basis.

          (iii) The term "lease year" as used in this Lease means as follows:

                (a) In reference to the first lease year, the period from the commencement of the term of this Lease to the last day of the calendar month which is one year after the commencement of said term.

                (b) In reference to any succeeding lease year, a full year commencing on the day following the first lease year or any anniversary thereof, and running to the next succeeding anniversary of such day.

          (iv) The term "gross sales" as used in this Lease shall include the entire gross receipts of every kind and nature from sales and services made in, upon, or from the demised premises, whether upon credit or for cash, in every department operating in the demised premises, whether operated by the Tenant or by a subtenant or subtenants, or by a concessionaire or concessionaires, excepting therefrom any rebates and/or refunds to customers and the amount of all sales tax receipts which has to be accounted for by Tenant to any government or governmental agency. Sales upon credit shall be deemed cash sales and shall be included in the gross sales for the period which the merchandise is delivered to the customer, whether or not title to the merchandise passes with delivery.

          (v) The Tenant shall keep full, complete and proper books, records and accounts of its daily gross sales, both for cash and on credit, of each separate department and concessionaire at any time operated in the demised premises. The Landlord and its agents and employees shall have the right at any and all times, during regular business hours, to examine and inspect all of the books and records of the Tenant, including any sales tax reports pertaining to the business of the Tenant conducted in, upon or from the demised premises, for the purpose of investigating and verifying the accuracy of any statement of gross sales. The Landlord may once in any lease year cause an audit of the business of Tenant to be made by a certified public accountant of Landlord's selection and if the statement of gross sales previously made to Landlord shall be found to be inaccurate, then and in that event, there shall be an adjustment and one party shall pay to the other on demand such sums as may be necessary to settle in full the accurate amount of said percentage rent that should have been paid to Landlord for the period or periods covered by such inaccurate statement or statements. If said audit shall disclose an inaccuracy of greater than 2% error with respect to the amount of gross sales reported by Tenant for the period of said report, then the Tenant shall immediately pay to Landlord the cost of such audit; otherwise, the cost of such audit shall be paid by Landlord. If such audit shall disclose any willful or substantial inaccuracies this Lease may thereupon be cancelled and terminated, at the option of Landlord.

     5. REAL ESTATE TAXES. Tenant agrees to pay all real estate taxes, levies and assessments and all other charges in the nature of taxes and assessments upon said real property, general and special, ordinary and extraordinary, of any kind and nature whatsoever heretofore or which during the term of this Lease are laid, levied, assessed or imposed, or become a lien upon or become chargeable against or payable in connection with the demised premises or any part thereon. Tenant shall pay said taxes monthly upon receipt from Landlord of a statement delineating Tenant's share of said taxes; said taxes, payable monthly shall be computed and adjusted on an annual basis.

     In the event the Landlord does not have the demised premises separately assessed for tax purposes, then and in that event the taxes and assessments on the demised premises shall be apportioned according to the floor area of the demised premises, (said gross ground floor area), as it relates to the total floor area, (gross ground floor area), of the building or buildings including the demised premises. All taxes for the year in which this Lease commences shall be apportioned and adjusted. With respect to any assessment (other than those delineated in the tax bill) which may be levied against or upon the demised premises and which under the laws then in force may be evidenced by improvement or other bonds, or which may be paid in annual installments, the Landlord shall cause such improvement bonds to be issued or cause such assessments to be paid in the maximum permissible number of annual installments, and in such event the Tenant shall only be required to pay such installment payments with interest thereon as each thereof matures and Tenant shall have no obligation to continue such payments after the termination of this Lease.

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        The term "real estate taxes" as used herein shall be deemed to mean all taxes imposed upon the real property and permanent improvements, and all assessments levied against said premises, or the lease or the rental taxes levied or assessed upon the rent received by the Landlord from the Tenant but shall not include personal income taxes, personal property taxes, inheritance taxes, or franchise taxes levied against the Landlord, but not directly against said property, even though such taxes shall become a lien against said property.

        6. PERSONAL PROPERTY TAXES. During the term hereof Tenant shall pay prior to delinquency all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the demised premises, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, the Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.


        8. PARKING AND COMMON FACILITIES. Landlord covenants that the common and parking areas shall be at all times available for the non-exclusive use of Tenant during the full term of this Lease or any extension of the term hereof; provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas.

                (a) Prior to the date of Tenant's occupation of the demised premises, Landlord shall cause said common and parking area or areas to be graded, blacktopped, lighted and appropriately marked and landscaped at no expense to Tenant.

                (b) The Landlord shall keep said automobile parking and common areas in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to the facilities thereof.


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                (c)  Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and sub-tenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, tenants and their agents, employees, customers, licensees and sub-tenants, to use said common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, roadway, sidewalk and automobile parking.

                (d) The Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules and regulations as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules may include but not be limited to the following:

                     (1) The restricting of employee parking to a limited, designated area or areas; and

                     (2) The regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

        9. USES PROHIBITED. Tenant shall not use, or permit said premises, or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which said premises are hereby leased; and no use shall be made or permitted to be made of said premises, nor acts done, which will increase the existing rate of insurance upon the building of which said premises may be located (once said rate is established), or cause a cancellation of any insurance policy covering said building or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about said premises any article which may be prohibited by standard form of fire insurance policies. Tenant shall, at his sole cost, comply with any and all requirements, pertaining to the use of said premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances. In the event Tenant's use of the premises, recited in Article 1 hereof, results in a rate increase for the building of which the demised premises are a part, Tenant shall pay annually on the anniversary date of this Lease, as additional rent, a sum equal to that of the additional premium occasioned by said rent increase.

        10. ALTERATIONS. Tenant shall not make, or suffer to be made, any alterations of the demised premises, or any part thereof, without the prior written consent of Landlord, and any additions to, or alterations of, said premises, except movable furniture and trade fixtures shall become at once a part of the realty and belong to Landlord.

        11. MAINTENANCE AND REPAIR. Tenant shall, subject to Landlord's obligation as set forth in Article 19, at all times during the term hereof, and at Tenant's sole cost and expense, keep, maintain and repair the improvements upon the demised premises in good and sanitary order and condition (except as hereinafter provided with respect to Landlord's obligation) including without limitation, the maintenance and repair of any doors, window casements, glazing, electrical wiring and conduits. Tenant hereby waives all right to make repairs at the expense of Landlord as provided in Section 1942 of the Civil Code of the State of California and Tenant hereby waives all rights provided for by Section 1941 of said Civil Code. By entering into the demised premises Tenant shall be deemed to have accepted the demised premises as being in good and sanitary order, condition and repair and Tenant agrees on the last day of said term or sooner termination of this Lease to surrender the demised premises with appurtenances, in the same condition as when received, reasonable use and wear thereof and damage by fire, act of God or by the elements excepted.

        Landlord shall, at his sole cost and expense, keep and maintain in good repair the exterior walls, roof and sidewalks, provided, however, that anything to the contrary notwithstanding contained in this Lease, the Landlord shall not be required to make any repairs to the exterior walls, roof and sidewalks unless and until Tenant has notified Landlord in writing of the need for such repairs and Landlord shall have had a reasonable period of time thereafter within which to commence and complete said repairs. Landlord agrees to use due diligence in the making of said repairs upon receipt of Tenant's notice with regards thereto.

        12. COMPLIANCE WITH LAWS. Tenant shall, at his sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the use of said premises, and shall faithfully observe in said use all Municipal ordinances and State and Federal statutes now in force or which shall hereinafter be in force. The judgment of any court of competent jurisdiction, or the admission of Tenant in any action, or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such order or statute in said use, shall be conclusive of that fact as between the Landlord and Tenant.

        Tenant shall not commit, or suffer to be committed, any waste upon the demised premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the demised premises may be located.


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        13.  INDEMNIFICATION OF LANDLORD -- LIABILITY INSURANCE BY TENANT.
Tenant as a material part of the consideration to be rendered to Landlord under this Lease, hereby waive all claims against Landlord for damage to goods, wares and merchandise in, upon or about said premises and for injuries to persons in or about said premises, from any cause arising at any time and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or the goods, wares, and merchandise of any person, arising from the use of the premises by Tenant or from the failure of Tenant to keep the premises in good condition and repair, as herein provided.

        During the entire term of this Lease, the Tenant shall, at the Tenant's sole cost and expense, but for the mutual benefit of Landlord and Tenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon or about the demised premises and on any sidewalks directly adjacent to the demised premises. The limitation of liability of such insurance shall be not less than One Hundred Thousand and No/100ths ($100,000.00) Dollars in respect to injury or death of one person, and to the limit of not less than Three Hundred Thousand and No/100ths ($300,000.00) Dollars in respect to any one accident and to the limit of not less than Twenty-Five Thousand and No/100ths ($25,000.00) Dollars in respect to property damage. All such policies of insurance shall be issued in the name of Tenant and Landlord and for the mutual and joint benefit and protection of the parties, and such policies of insurance or copies thereof shall be delivered to the Landlord.

        14. FREE FROM LIENS. Tenant shall keep the demised premises and the property in which the demised premises are situated free from any liens arising out of any work performed, material furnished, or obligation incurred by Tenant.

        15. ABANDONMENT. Tenant shall not vacate or abandon the demised premises at any time during the term of this Lease; and if Tenant shall abandon, vacate or surrender the demised premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the demised premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

        16. SIGNS AND AUCTIONS. The Tenant may affix and maintain upon the glass panes of the show windows only such signs, advertising placards, names, insignia, trademarks and descriptive material as shall have first received the written approval of the Landlord as to size, type, color, location, copy, nature and display qualities. Anything to the contrary in this Lease notwithstanding, Tenant shall not affix any sign to the roof of this building. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the premises any advertising medium which may be heard or seen outside the premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

        Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the demised premises, whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other solvency proceeding.

        17. UTILITIES. Tenant shall pay before delinquency all charges for telephone service used in, upon, or about the demised premises by Tenant or any of its sub-tenants, licensees, or concessionaires during the term and any extension or renewal of the term of this Lease.

        18. ENTRY AND INSPECTION. Tenant shall permit Landlord and his agents to enter into and upon the demised premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopy, fences and props as may be required, or for the purpose of posting notices of nonliability for alterations, additions or repairs, or for the purpose of placing upon the property in which the premises are located any usual or ordinary "For Sale" signs. Landlord shall be permitted to do any of the above without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the premises thereby occasioned. Tenant shall permit Landlord, at any time within thirty (30) days prior to the expiration of this Lease, to place upon said premises any usual or ordinary "For Lease" signs and during such thirty (30) day period Landlord or his agents may, during normal business hours, enter upon said premises and exhibit same to prospective tenants.

        19. DAMAGE AND DESTRUCTION OF PREMISES. In the event of (a) partial destruction of said premises or the building containing same during said term which requires repairs to either said premises or said building, or (b) said premises or said building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation, which declaration requires repairs to either said premises or said building, Landlord shall forthwith make said repairs provided Tenant gives to Landlord thirty (30) days written notice of the necessity therefor. No such partial destruction (including any destruction necessary in order to make repairs required by any declaration made by any public authority) shall in any wise annul or void this Lease except that Tenant shall be entitled to a proportionate reduction of minimum guaranteed rental while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in said premises. However, if during the term of this Lease the building is damaged as a result of fire or any other casualty to an extent in excess of twenty-five

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(25%) per cent of its then replacement cost, (excluding foundations(s),
Landlord may within the (30) days following the date such damage occurs terminate this Lease by written notice to Tenant. If Landlord, however, elects to make said repairs, and provided Landlord uses due diligence making said repairs, this Lease shall continue in full force and effect and the minimum guarantee rental shall be proportionately reduced as hereinabove provided. If Landlord elects to terminate this Lease all rentals shall be prorated between Landlord and Tenant as of the date of such destruction.

        In respect to any partial destruction (including any destruction necessary in order to make repairs required by any such declaration of any authorized public authority) which Landlord is obligated to repair or may elect to repair under the terms of this Article 19, the provisions of Section 1932, Subdivision (2) and Section 1933, Subdivision (4) of the Civil Code of the State of California are waived by Tenant.

        20. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease, or any interest therein, and shall not sublet the demised or any part thereof, or any right or privilege appurtenant thereto, or permit any other person (the agents and servants of Tenant excepted) occupy or use the demised premises, or any portion thereof.

        21. DEFAULT. In the event of any breach of this Lease by Tenant, the Landlord shall notify the Tenant in writing of such breach, and Tenant shall have ten (10) days in which to cure any such breach as to payments of rent or other sums due hereunder, and thirty (30) days to cure any other breach, and if Tenant shall fail to cure such breach or default within such time limit, then Landlord, besides other rights or remedies Landlord may have, shall have the immediate right of re-entry and may remove all persons and property from the premises; and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant. Should Landlord elect to re-enter, as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may either terminate this Lease or may from time to time, without terminating this Lease, re-let said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in his sole discretion may deem advisable, with the right to make alterations and repairs to said premises. Upon such re-letting (a) Tenant shall be immediately liable to pay to Landlord, in addition to any indebtedness other than rent due hereunder, the cost and expenses of such re-letting and of such alteration and repair, incurred by Landlord, and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the demised premises for such period of such re-letting; or (b) At the option of Landlord, rents received by such Landlord from such re-letting shall be applied as follows: First, to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; Second, to the payment of any costs and expenses of such re-letting and of such alterations and repairs; Third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If Tenant has been credited with any rent to be received by such re-letting under option (a), and such rent shall not be promptly paid to Landlord by the new tenant, or if such rentals received from re-letting under option (b) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any re-letting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time elect to terminate this Lease for any breach, in addition to any other remedies he may have, Landlord may recover from Tenant all damages incurred by Landlord by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term of this Lease over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

        22. INSOLVENCY OF TENANT. Tenant agrees that in the event all or substantially all of its assets be placed in the hands of a receiver or trustee, and in the event such receivership or trusteeship continue for a period of ten (10) days, or should Tenant make an assignment for the benefit of

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creditors, or be adjudicated a bankrupt, or should Tenant institute any proceedings under any state or federal bankruptcy act wherein Tenant seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or should any involuntary proceeding be filed against such Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then the Lease or any interest in and to the demised premises shall not become an asset in any of such proceedings and in any of such events, and in addition to any and all rights or remedies of Landlord hereunder or as provided by law, it shall be lawful for Landlord at his option to declare the terms hereof ended and to reenter the demised premises and take possession thereof and remove all persons therefrom and Tenant shall have no further claim therein or hereunder.

        23. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant, or mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing sub-leases or sub-tenancies, or may, at the option of Landlord, operate as an assignment to him of any or all of such sub-leases or sub-tenancies.

        24. SALE OF PREMISES BY LANDLORD. In the event of any sale of the demised premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under an and all of its covenants and obligations contained in or derived from this Lease arising out of an act, occurrence or omission occurring after the consummation of such sale; and the purchaser, and such sale or any subsequent sale of the demised premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

        25. HOURS OF BUSINESS. Subject to the provisions of Article 19 hereof, Tenant shall continuously during the entire term hereof conduct and carry on Tenant's business in the demised premises and shall keep the demised premises open for business and cause Tenant's business to be conducted therein during the usual business hours of each and every business day as is customary for businesses of like character in the city in which the demised premises are located to be open for business; provided, however, that this provision shall not apply if the demised premises should be closed and the business of Tenant temporarily discontinued therein on account of strikes, lockouts or similar causes beyond the reasonable control of Tenant or closed for not more than three days out of respect to the memory of any deceased officer or employee of Tenant, or the relative of any such officer or employee. Tenant shall keep the demised premises adequately stocked with merchandise, and with sufficient sales personnel to care for the patronage, and to conduct said business in accordance with sound business practice.

        In the event of breach by the Tenant of any of the conditions in this Article contained, the Landlord shall have, in addition to any and all remedies herein provided, the right at its option to collect not only the minimum rent herein provided, but additional rent at the rate of one-thirtieth (1/30) of the minimum monthly rent herein provided for each and every day that the Lessee shall fail to conduct its business as herein provided; said additional rent shall be deemed to be in lieu of any percentage rent that might have been earned during such period of the Tenant's failure to conduct its business as herein provided.

        26. ATTORNEY'S FEES. In the event the Landlord finds it necessary to retain an attorney in connection with the default by the Tenant in any of the agreements or covenants contained in this Lease, Tenant shall pay reasonable attorneys' fees to said attorney.

        27. SECURITY DEPOSIT. Tenant contemporaneously with the execution of this Lease, has deposited with Landlord the sum of sixty five thousand ($65,000.00) Dollars, receipt of which is hereby acknowledged by Landlord, said deposit being given to secure the faithful performance by the Tenant of all of the terms, covenants, and conditions of this Lease by the Tenant to be kept and performed during the term hereof. Tenant agrees that if the Tenant shall fail to pay the rent herein reserved promptly when due, said deposit may, at the option of the Landlord (but Landlord shall not be required to) be applied to any rent due and unpaid, and if the Tenant violates any of the other terms, covenants, and conditions of this Lease, said deposit may be applied to any damages suffered by Landlord as a result of Tenant's default, to the extent of the amount of the damages suffered.

        Nothing contained in this Article 27 shall in any way diminish or be construed as waiving any of the Landlord's other remedies as provided in
Article 21 hereof, or by law or in equity. Should the entire security deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, on the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security deposit to its original amount, and Tenant's failure to do so within fifteen (15) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of the terms, covenants, and conditions of this Lease and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord hereunder, said security deposit shall be returned in full to Tenant at the end of the term of this Lease, or upon the earlier termination of this Lease pursuant to the provisions of Article 19 hereof. Landlord shall have the right to commingle said security deposit with other funds of Landlord. Landlord may deliver the funds deposited herein by Tenant to the purchaser of Landlord's interest in the demised premises in the event that such interest be sold, and thereupon Landlord shall be discharged from further liability with respect to such deposit.

*The sum of $48,000.00 of the above said security deposit has been credited from the expiring lease for the premises, dated August 10, 1990.

        28.

        29. COMPETITION. During the term of this Lease, Tenant shall not directly or indirectly engage in any similar or competing business within a driving radius of three (3) miles from the outside boundary of the Shopping Center.

        30. HOLDING OVER. Any holding over after the expiration of the term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, cancellable upon thirty (30) days written notice, and at a rental and upon terms and conditions as existed during the last year of the term hereof.

        31. NOTICES. Wherever in this Lease it shall be required or permitted that notice and demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served and shall not be deemed to have been duly given or served unless in writing and forwarded by certified mail, addressed as follows:

TO:  Landlord                              TO:  Tenant

     PLAZA INTERNATIONAL

AT:  21777 Ventura Blvd.                   AT:
     Woodland Hills, Calif. 91364

        Either party may change such address by written notice by registered mail to the other.

        32. SUCCESSORS IN INTEREST. The covenants herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

        33. TENANT'S PERFORMANCE. In the event Tenant shall fail within any time limits which may be provided herein to complete any work or perform any other requirement provided to be performed by Tenant prior to the commencement hereof, or in the event Tenant shall cause a delay in the completion of any work, Landlord shall send Tenant written notice of said default and if said default is not corrected within 10 days thereafter, Landlord shall have the option of terminating this Lease by a written notice of termination and upon forwarding of said notice this Lease shall cease and terminate, Landlord shall be entitled to retain as liquidated damages all deposits made hereunder and such improvements as Tenant may have annexed to the realty that can not be removed without damage thereto.

        34. FORCE MAJEURE. If either party hereto shall be delayed or prevented from the performance of any act required hereunder by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws or regulations or other cause without fault and beyond the control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay; provided, however, nothing in this
Article 34 contained shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant hereunder except as may be expressly provided elsewhere in this Lease.

        35. PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereof.

        36. MARGINAL CAPTIONS. The various headings and numbers herein and the grouping of the provisions of this Lease into separate Articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

        37.  TIME.  Time is of the essence of this Lease.

        38. SUBORDINATION, ATTORNMENT. Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust, to any bank, insurance company or other lending institution, now or hereafter in force against the land and building of which the demised premises are a part, and upon any buildings hereafter placed upon the land of which demised premises are a part, and to all advances made or hereafter to be made upon the security thereof.

        In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the demised premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

        The provisions of this Article to the contrary notwithstanding, and so long Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

        Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the demised premises or the land thereunder by the Landlord, an offset statement shall be required from Tenant, Tenant agrees to deliver in recordable form a certificate addressed to any such proposed mortgagee or purchaser or to the Landlord certifying that this Lease is in full force and effect (if such be the case) and that there are no differences or offsets thereto or stating those claimed by Tenant.

        40. It is understood and agreed that should Landlord not be able to give possession to Tenant of 21845 Ventura Bl. Woodland Hills, Ca. on August 1, 1993, this lease shall remain in full force, except that the Tenant's obligations under this lease shall commence when possession is given to Tenant.

        41. Tenant shall connect the water usage pipes from 21845 to the metered water usage system in 21857 Ventura Bl. Woodland Hills, Ca.

        42. As of the commencement of this lease, the lease for the premises known as 21857 Ventura Bl. Woodland Hills, Ca. dated August 10, 1990 shall be null and void.

        43. Landlord shall not unreasonably withhold his consent to an assignment of this lease by Tenant, provided that Tenant is not in default of this lease. In the event of an assignment, Tenant shall pay to Landlord the additional amount equal to 1-1/2 month's rent then in effect.

        43. In the event of an assignment of this lease, new Tenant shall pay to Landlord the additional sum of $22,000.00 as security deposit under Article 27.





        IN WITNESS WHEREOF, the parties have duly executed this Lease together with the herein referred to Exhibits which are attached hereto, the day and year first above written.

          PLAZA INTERNATIONAL                        /s/ Sol S. Zide
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                                                         Sol S. Zide

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